Exhibit 10.16.1

        CONFIDENTIAL TREATMENT REQUEST

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Addendum to Schedule Number 700000113 v. 2.0
For Managed IT Services Governed by
Internet Data Center Services Agreement
Between
SunGard Availability Services LP and Convio Inc.

Dated October 25, 2001

The Master Services Agreement, having the above date, between SunGard Availability Services LP, successor in interest to Inflow Inc. ("SunGard") and the Customer named below ("Master Agreement") with regard to the Schedule listed above ("Specified Schedule"), is amended effective May 15, 2007, as follows:

1.
The header currently set forth on the Specified Schedule is deleted and replaced with the following:

"Schedule Number 7000000113 v. 2.0
For Managed IT Services Governed by
Internet Data Center Services Agreement
Between
SunGard Availability Services LP and Convio Inc.
Dated October 25, 2001"

2.
The sentence currently set forth on the Specified Schedule as follows:

  Delete:

        This Schedule, with an effective date of change of May 15, 2007, supersedes and replaces Schedule Number 7000000113 v. 1.0 having a Commencement Date of October 25, 2001. This Schedule has an Agreed Term of 36 months."

  Add:

        "This Schedule, with an effective date of change of May 15, 2007, supersedes and replaces all prior Service Order Forms and Service Change forms to the Agreement. This Schedule has a Term of 36 months."

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.
As of the effective date of this Addendum, the remaining services described in the "Single Team Technology Availability Plan" Statement of Work dated November 8, 2005 ("SOW"), attached and made a part to the Service order Form, having an effective date of November 15, 2005 under the Agreement have been provided by SunGard in accordance with the SOW. The total remaining fees for the Professional Services under the SOW are [****], resulting in a monthly charge of [****], which will be billed by SunGard over a six (6) month period (the remainder of the original 24 month payment term).

The term of this Addendum shall continue until the end of the initial Agreed Term or any extended or renewal term of the Specified Schedule.

By the signatures of their duly authorized representatives below, SunGard and Customer, intending to be legally bound, agree to all of the provisions of this Addendum and ratify the terms of the Master Agreement.

SUNGARD AVAILABILITY SERVICES LP		CUSTOMER: CONVIO INC.
BY:	/s/ Thomas M. Gayle	By:	/s/ Hayden Stewart
PRINT NAME:	Thomas M. Gayle	PRINT NAME:	Hayden Stewart
PRINT TITLE:	Vice President, Sales	PRINT TITLE:	Vice President, IT
DATE SIGNED:	7/23/07	DATE SIGNED:	7/19/07

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SERVICE CHANGE FORM/AMENDMENT TO THE
Master IDC Agreement
Between
SunGard Availability Services LP and Convio, Inc.
Dated October 25, 2001

        The Master IDC Agreement between SunGard Availability Services LP, assignee of Inflow, Inc. ("SunGard") and the Customer identified above ("MSA"), as the same may have been modified prior to the date hereof (the "Agreement"), is hereby amended and modified as set forth below. All terms and conditions of the Agreement not expressly modified by, or in conflict with, this Service Change Form ("SCF") shall remain in full force and effect. Any capitalized terms used herein and not defined shall have the meanings given them in the Agreement The parties agree to amend the Agreement as follows:

1.
The stock of Inflow Group, Inc, the parent company of Inflow, Inc., was purchased by an affiliate of SunGard Availability Services LP, a Pennsylvania limited partnership ("SunGard"). Effective as of July 1, 2005, the business of Inflow. Inc. ("Inflow") was combined with SunGard. Inflow transferred and assigned its assets, including the Agreement, to SunGard. Pursuant to this assignment, SunGard assumed the rights and obligations of Inflow specified in the Agreement. As of and after July 1, 2005, all references to Inflow in the MSA shall be deemed references to SunGard.

2.
Section 2(b) of the Agreement is deleted in its entirety and replaced with the following:

    2(b) Fees and Expenses. All Monthly or Annual Fees (as defined in a Schedule) shall be invoiced by SunGard in advance at the billing address defined in the Schedule. All other fees, and any out-of-pocket expenses reasonably incurred by SunGard on behalf of Customer shall be invoiced by SunGard as and when incurred. Customer's payments shall be due within thirty (30 days after receipt of invoice. For any amount not paid when due, Customer will pay interest at the lesser of [****] percent ([****]%) per annum or the maximum amount permitted by law. Unless Customer provides a valid tax exemption certificate. Customer shall be responsible for any sales, use, excise or comparable taxes assessed or imposed upon the Services provided or the amounts charged under a Schedule.

3.
Section 3(a) of the Agreement is deleted in its entirety.

4.
Section 3(f) of the Agreement is deleted in its entirety and replaced with the following:

    3(f) Policies. The Services provided under the Agreement shall at all times be used in compliance with SunGard's then-current general policies and guidelines ("General Policies") and the policies and guidelines of SunGard's underlying telecommunications providers ("Network Policies") (collectively, the General Policies and Network Policies are sometimes herein referred to as "Policies"). All Policies are set forth in SunGard's Services Guide, which is available to Customer at http://www.SunGard.com Customer hereby acknowledges receipt of SunGard's Network Policies and agrees to comply with such Policies at all times while utilizing the Services. Customer acknowledges that SunGard may from time-to-time revise its Policies, which revisions will be communicated to Customer in writing, by posting on SunGard's web site at http://www.MySunGard.com or via email notification. Customer shall use the http://www.MySunGard.com website to subscribe to email notifications related to the Policies as set out in the Managed IT Exhibit attached hereto. Customer also acknowledges that a breach of any of the Network Policies may result in the termination of the Services if any such breach is not cured within twenty-four (24) hours of SunGard's written notice of such breach to Customer. SunGard shall have no liability to Customer for any restriction or termination of the Services pursuant to Customer's violation of the Network Policies.

5.
Sections 10 of the Agreement are deleted in their entirety and replaced with the following:

    10.    Service Level Agreements and Service Descriptions. SunGard's Service Levels Agreements ("SLAs") constitute Customer's sole and exclusive remedy for SunGard's provision of or failure to provide Services to Customer, except that SunGard shall have no obligation to compensate Customer under any SLA while Customer is in Default or not current in its payment obligations under this Agreement. As of and after the SCF Effective Date, all Service Descriptions and associated SLAs for all Services ordered and received by Customer, both prior to and after this SCF Effective Date, are contained in the Managed IT Exhibit, attached to this SCF and made a part of the Agreement hereby (the "New Services Description"). The Services Guide, identified above, contains a table associating the Service names contained in the New Services Description that correlate to the Service names used prior to this SCF Effective Date. Any Services ordered by Customer after the SCF Effective Date and not already described in the New Services Description shall be in a writing signed by the parties and made a part of the Agreement.

6.
As of this SCF Effective Date, as defined below, Customer and SunGard shall i) no longer use Service Order Forms or Service Change Forms to add, delete or amend Services provided under the Agreement; and ii) shall use schedules specifying the Services. Monthly Fees, other fees, if any, and other information relevant to the provision of Services (each a "Schedule"). All Services made available to Customer under the Agreement prior to the SCF Effective Date shall now be considered as being provided under the Schedule Number identified in the header of the attached Schedule, version 1.0 of the Schedule attached to this SCF.

7.
Notwithstanding anything stated to the contrary on the attached Schedule, or any subsequent Schedules:

a)
The "Agreed Term" referred to in the Schedule is synonymous with the Term as defined in the Agreement.

b)
The "Commencement Date" referred to in the Schedule is synonymous with the Effective Date as defined in the Agreement.

c)
The agreement name in the header of the attached Schedule, or any subsequent Schedule, shall refer to and be synonymous with the Agreement.

By signing this SCF, Customer agrees to this amendment to the Agreement and agrees to pay for the Services identified on the Schedule, in accordance with the terms and conditions of this SCF and the Agreement.

Authorized representatives of the parties have executed this SCF, effective upon the last date below ("SCF Effective Date").

SunGard Availability Services LP (assignee of Inflow, Inc.)		Customer: Convio Inc.
By:	/s/ Thomas M. Gayle	By:	/s/ Hayden Stewart
	(Authorized Signature)		(Authorized Signature)
Name:	Thomas M. Gayle	Name:	Hayden Stewart
Title:	Vice President, Sales	Title:	Vice President, IT
Date:	7/23/07	Date:	7/19/07